SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        January 19, 2001
                                                  ------------------------------


            BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                        001-13693                85-0113644
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


150 Louisiana N. E., Albuquerque, New Mexico                        87108
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code         (505) 266-5985
                                                   -----------------------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------

   99.1           Press Release

ITEM 9.  REGULATION FD

The following information is furnished in order to comply with Regulation FD. On October 19, 2001, BOWLIN Outdoor Advertising & Travel Centers Incorporated issued a press release announcing that its stockholders had approved an agreement and plan of merger with Lamar Advertising Company. The press release is furnished as Exhibit 99.1 to this Form 8-K.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOWLIN OUTDOOR ADVERTISING &
                                        TRAVEL CENTERS INCORPORATED


Date:  January 19, 2001                 By /s/ Michael L. Bowlin
                                           -------------------------------------
                                           Michael L. Bowlin
                                           President and Chief Executive Officer